IMPAIRMENT REVERSALS	12 Months Ended
Dec. 31, 2019
Impairment Of Assets [Abstract]
IMPAIRMENT (REVERSALS) CHARGES
IMPAIRMENT (REVERSALS) CHARGES

For the years ended December 31	2019	2018
Impairment charges (reversals) of long-lived assets[1]	($1,423)	$722
Impairment of intangibles[1]	—	24
Impairment of goodwill[1]	—	154
Total	($1,423)	$900

[1]	Refer to note 21 for further details.
IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS

Summary of impairments (reversals)
For the year ended December 31, 2019, we recorded net impairment reversals of $1,423 million (2018: impairment losses of $746 million) for non-current assets and impairment charges of $nil (2018: $154 million) for goodwill, as summarized in the following table:

For the years ended December 31	2019	2018
Lumwana	($947)	$—
Pueblo Viejo	(865)	—
Pascua-Lama	296	(7)
Cortez	57	9
Lagunas Norte	12	405
Golden Sunlight	9	—
Veladero	3	246
Carlin	2	5
Equity method investments	—	30
Acacia exploration sites	—	24
Other	10	34
Total impairment (reversals) losses of long-lived assets	($1,423)	$746
Veladero goodwill	—	154
Total goodwill impairment losses	$—	$154
Total impairment (reversals) losses	($1,423)	$900

2019 Indicators of Impairment/Reversal
Fourth Quarter 2019
In the fourth quarter of 2019, as per our policy, we performed our annual goodwill impairment test and identified no impairments. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Pascua-Lama and an indicator of impairment reversal at Pueblo Viejo.

Pascua-Lama
In the fourth quarter of 2019, we completed a study of the Pascua-Lama project and concluded that we do not have a plan that meets our investment criteria under our current assumptions. It is our intention to update our geological understanding of the orebody and this process is expected to take a number of years to complete. We determined that this was an indicator of impairment and concluded that the carrying value of Pascua-Lama exceeded the FVLCD and we recorded a non-current asset impairment of $296 million, based on a FVLCD of $398 million.

In a related matter, we have updated the Wheaton silver sale obligation due to the significant uncertainty with the timing and quantity of the delivery of any future silver production from Pascua-Lama. Refer to note 29 for further details.

Pueblo Viejo
The progression of our engineering and evaluation work on the process plant expansion and additional tailings facility at Pueblo Viejo represented an impairment reversal trigger in the fourth quarter. In conjunction with the increase in the long-term gold price assumption, this has resulted in an improvement in the life of mine cash flows for the mine site. We have also included an additional risk premium of 2% in the calculation of FVLCD given the expansion project has not been fully permitted nor approved for investment. Upon review of these changes and associated sensitivities, we concluded that the mine’s FVLCD exceeded its carrying value and we recorded a non-current asset impairment reversal of $865 million, which represents a full reversal of the non-current asset impairment recorded in 2015.

Third Quarter 2019
Lumwana
On September 28, 2018, as part of their 2019 budget, the Zambian government introduced changes to the current mining tax regime. The changes included an increase in royalty rates by 1.5%, the introduction of a 10% royalty on copper production if the copper price increases above a certain price, the imposition of a 5% import duty on copper concentrates, the non-deductibility of mineral royalties paid or payable for income tax purposes, and the replacement of the VAT with a non-refundable sales tax, although any outstanding VAT claims will be settled through the current refund mechanism. In the fourth quarter of 2018, the Zambian government finalized the changes to the current tax regime, which was effective January 1, 2019, with the exception of the changes to the non-refundable sales tax. In August 2019, the Zambian government alleviated this fiscal uncertainty by withdrawing the legislative Bill relating to the non-refundable sales tax and introduced a new Bill in September 2019 which contains measures to limit the claiming of VAT on certain items used by Lumwana.

In addition to these external impacts, we have updated our LOM plan for Lumwana based on the significant reductions achieved in 2019 in unit mining costs and improvements in plant availability. This reduction in the cost base has allowed us to lower the cut-off grade which is expected to deliver a 5-year increase in the mine life of Lumwana. Finally, during the third quarter of 2019, we also updated our long-term copper price assumption to $3.00 per pound (previously $2.85 per pound). As a result of these indicators of impairment reversal, an assessment was undertaken and a partial non-current asset impairment reversal of $947 million was recognized in the third quarter of 2019, as we identified that Lumwana’s fair value less costs of disposal ("FVLCD") of $1.4 billion exceeded its carrying value. The key assumptions and estimates used in determining the FVLCD are long-term copper prices of $3.00 per pound and a weighted average cost of capital (“WACC”) of 10.4%.

Nevada Gold Mines
On July 1, 2019 we formed Nevada Gold Mines, a joint venture combining the respective mining operations, assets, reserves and talent from Barrick and Newmont in Nevada, USA. This includes Barrick's Cortez, Goldstrike, Turquoise Ridge and Goldrush properties and Newmont's Carlin, Twin Creeks, Phoenix, Long Canyon and Lone Tree properties. Through the purchase price allocation exercise, we identified various assets with fair values less than their carrying values. Although IFRS did not require us to remeasure the net assets of Goldstrike, Cortez and Goldrush to fair value, we identified indicators of impairment for certain land holdings and specific Cortez Hills Open Pit infrastructure assets and an impairment of $60 million was recorded in the third quarter of 2019. Refer to note 4 for further information.

Second Quarter 2019
Acacia
On May 21, 2019, Barrick met with the Directors and senior management of Acacia and presented a proposal to acquire all of the shares it did not already own in Acacia through a share for share exchange of 0.153 Barrick shares for each ordinary share of Acacia. The exchange ratio was based on the 20-day volume weighted average trading prices of Acacia and Barrick as at market close in London and New York on May 20, 2019 and implied a value for 100% of Acacia of $787 million.

On July 19, 2019, we announced that the Boards of Barrick and Acacia reached an agreement on the terms of a recommended offer by Barrick for the 36.1% of Acacia that we did not own at that time. Under the terms of the agreement, the minority shareholders would exchange each Acacia share for 0.168 Barrick shares and would also be entitled to special dividends under certain conditions. The offer received shareholder approval in the third quarter of 2019 and the transaction closed on September 17, 2019.

During the second quarter of 2019, Acacia updated its life of mine plans and subsequent to that, the Barrick technical team had an opportunity to conduct detailed due diligence on the updated life of mine plans for the Acacia assets and risk adjust the value of the assets. The value implied by Barrick's adjusted life of mine plans was deemed to be an indicator of impairment in the second quarter of 2019.

An impairment assessment was undertaken in the second quarter and Barrick assessed the carrying value of the individual cash generating units within Acacia (Bulyanhulu, North Mara and Buzwagi) and determined that the carrying amounts were recoverable. Therefore, no impairment was recognized.

The key assumptions and estimates used in determining the fair value less cost to dispose are short-term and long-term gold prices of $1,250 per ounce, NAV multiples of 1.0-1.1 and a WACC of 6.5%-6.9%. Other assumptions include a 50% economic share of future economic benefits generated by the mines for the GoT, which includes taxes, royalties, tolls and 16% free carry interest in the mines. Management assumed the resumption of concentrate sales and exports commencing in Q3 2019 and the resumption of production from underground mining at Bulyanhulu in 2020. The WACC applied was lower than the 2018 and 2017 impairment tests for the Acacia CGUs, based on lower risk levels given the state of Barrick’s negotiations with the GoT at that time and the expectation that an agreement would be signed once the recommended offer to purchase the minority shareholdings of Acacia as described above had closed, and because the economic sharing of benefits had been modeled into the cash flows.

2018 Indicators of Impairment/Reversal
Third and Fourth Quarter 2018
In the fourth quarter of 2018, as per our policy, we performed our annual goodwill impairment test and identified an impairment at our Veladero mine. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Acacia and at our Lagunas Norte and Lumwana mines and no indicators of impairment reversal.

Veladero
In the third quarter of 2018, the Argentine government re-established customs duties for all exports from Argentina. Effective for the period of September 2018 to December 31, 2020, exports of doré are subject to a 12% duty, capped at ARS 4.00 per USD exported. Based on our initial analysis performed in the third quarter of 2018, the re-establishment of the customs duties was not expected to have a significant adverse effect on the long-term fair value of the mine and the Company was engaged in ongoing discussions with the federal government to clarify the impact of the export duty on Veladero’s operations given the existing tax stability agreement As such, no indicator of impairment was identified in the third quarter of 2018.

Upon the finalization of Veladero’s updated LOM plan in the fourth quarter of 2018, we observed a decrease in the mine’s cash flows reflecting a higher cost structure related to increasing government imposts (including new conditions associated with the heap leach permits that require the contribution of 1.5% of the mine’s revenues towards a trust commencing when Phase 6 of the leach pad begins production and the re-establishment of the export duties for all exports from Argentina effective September 2018), country risk and increasing energy costs. Upon performing our goodwill impairment test in the fourth quarter of 2018, we identified that the mine’s carrying value exceeded its FVLCD and we recorded a goodwill impairment of $154 million and a non-current asset impairment of $246 million, based upon a FVLCD of $674 million.

Lagunas Norte
In the third quarter of 2018, we updated a feasibility study for proposed projects relating to the processing of carbonaceous materials ("CMOP") and the treatment of refractory sulfide ore ("PMR") at Lagunas Norte in Peru. Based upon the findings of the feasibility study, it was determined not to proceed with the PMR project at that time. As a result, an impairment assessment was undertaken and a non-current asset impairment of $405 million was recognized in the third quarter of 2018, as we identified that Lagunas Norte's carrying value exceeded its FVLCD of $150 million. The key assumptions and estimates used in determining the FVLCD are short-term and long-term gold prices of $1,200 per ounce, NAV multiple of 1.1-1.2 and a weighted average cost of capital (“WACC”) of 3.8%.

In the fourth quarter of 2018, we determined that the proposed project relating to CMOP at Lagunas Norte in Peru was not feasible in its current form and that more detailed studies and analysis are required before proceeding with the project. As such, a decision was made to not proceed with the CMOP project at this time and an inventory impairment of $166 million was recorded at December 31, 2018 to reduce the carrying value of the CMOP ounces in inventory to nil. The decision to not proceed with the CMOP project was considered an indicator of impairment at December 31, 2018 and an impairment assessment was performed using the fourth quarter 2018 gold price assumption of $1,250 per ounce. No further impairment was identified for the CGU as the carrying value of the mine subsequent to the inventory impairment was nil and no impairment reversal was identified as the mine’s FVLCD was negative.

Lumwana
On September 28, 2018, as part of their 2019 budget, the Zambian government introduced changes to the current mining tax regime. The changes included an increase in royalty rates by 1.5%, the introduction of a 10% royalty on copper production if the copper price increases above a certain price, the imposition of a 5% import duty on copper concentrates, the non-deductibility of mineral royalties paid or payable for income tax purposes, and the replacement of the VAT with a non-refundable sales tax, although any outstanding VAT claims will be settled through the current refund mechanism. The new mining tax regime had a proposed effective date of January 1, 2019; however, discussions were ongoing with the Zambian government in an effort to mitigate some of the impact prior to the proposed changes being enacted. However, based upon our initial analysis, it was our expectation that Lumwana would remain cash flow positive at current copper prices even if a positive outcome was not reached through the discussions with the government. Given the uncertainty over the final outcome of the tax changes and the need to assess the full impact to the life of mine plan once those tax changes were finalized, no indicator of impairment was identified in the third quarter of 2018.

In the fourth quarter of 2018, the Zambian government finalized the changes to the current tax regime, which were expected to be effective January 1, 2019, with the exception of the changes to the non-refundable sales tax, which were expected to be finalized in the first quarter of 2019 and become effective April 1, 2019. The finalization of the changes to the mining tax regime was considered an indicator of impairment in the fourth quarter of 2018 and as such an impairment assessment was performed for Lumwana. Although the increase in the royalty rates negatively impacted the cash flows of the mine, this impact was largely offset by improvements in Lumwana’s cost structure arising primarily from the re-negotiation of contracts with suppliers under more favorable terms. As a result, no impairment was identified as the FVCLD exceeded the carrying value. We determined we would reassess the impact of the non-refundable sales tax on the mine’s cash flows once the outcome was finalized.

Acacia
In the fourth quarter of 2018, potential indicators of impairment were identified in relation to Acacia, specifically the ongoing uncertainty surrounding a potential resolution of the dispute between Acacia and the GoT, the revised Bulyanhulu business model, the updated geological models at North Mara and Bulyanhulu as well as the decline in Acacia’s market capitalization below its carrying value throughout 2018. As a result, an impairment assessment was undertaken in the fourth quarter, with no impairment loss identified.

The assessment assumed the resumption of concentrate sales and of operations at Bulyanhulu will occur in the first quarter of 2020 and in late 2020, respectively, which is a further six month delay from the assumptions used in the impairment assessment carried out in the second quarter of 2018. The assessment also reflected the targeted outcome for a negotiated resolution in line with the proposed framework as reflected in the most recent LOM, and that VAT refunds will recommence and historic carried forward tax losses will continue to be available to offset against future taxable profits from January 1, 2020.

Second Quarter 2018
Acacia
In the second quarter of 2018, potential indicators of impairment were identified in relation to Acacia, specifically the ongoing uncertainty surrounding a potential resolution between Barrick and the GoT as well as the sustained decline in Acacia's market capitalization below its carrying value over the first half of 2018. As a result, an impairment assessment was undertaken in the second quarter, with no impairment loss identified.

The assessment assumed that the resumption of concentrate sales and of operations at Bulyanhulu will occur in the second quarter of 2019 and in late 2019, respectively. The assessment also reflected the targeted outcome for a negotiated resolution in line with the proposed framework as reflected in the most recent LOM.

The key assumptions and estimates used in determining the FVLCD are short– and long-term gold prices of $1,200 per ounce and a WACC of 11%, consistent with the rate used for the impairment assessment completed at December 31, 2017 in the calculation of FVLCD. FVLCD is most sensitive to changes in these key assumptions and to the timing of resolution of the export ban; therefore, a sensitivity analysis was performed based on a decrease in the long-term gold price of $100 per ounce and an increase in the WACC of 1%, and a further six-month delay in the resolution of the export ban. A $100 per ounce decrease in the long-term gold price would result in the recognition of a non-current asset impairment at Bulyanhulu of $98 million, net of tax. A 1% increase in the WACC and a further delay of six months in the resolution of the export ban would not result in the recognition of an impairment. However, should a negotiated resolution not eventuate, the recoverable value of Bulyanhulu may be further impacted, resulting in a review at such time.

Subsequent to the second quarter close, OreCorp, which is Acacia's joint venture partner in the Nyanzaga project in Tanzania, executed its option under the earn-in agreement to increase its ownership in the project to 51% through a $3 million payment to Acacia. Furthermore, Acacia signed a conditional agreement to sell its remaining 49% interest in the project to OreCorp for $7 million and a net smelter royalty capped at $15 million based on future production. As a result of the agreement, and Acacia's commitment to a sale, Acacia expects to recover the value of the asset through sale and not value in use and as such has valued the asset at FVLCD of $10 million, resulting in the recognition of an impairment loss of $24 million in the second quarter of 2018.

Kabanga
In January 2018, new mining regulations relating to mineral rights were issued in Tanzania. These regulations canceled all retention licenses and declared that they no longer have legal effect and any previous holder, along with any third party, of a retention license would need to apply for a new prospecting or mining license for that area. Our 50% interest in the Kabanga project (a joint venture between Barrick and Glencore) was affected by these changes. While we have now submitted our application for a prospecting license, the operating environment for mining projects in Tanzania remains challenging and we have determined that our carrying amount for the project is not recoverable under the current circumstances. As such, we considered this an indicator of impairment, resulting in the recognition of a $30 million impairment in the second quarter of 2018, which is equal to the full carrying value of our equity method investment in the Kabanga JV.

Key Assumptions
The recoverable amount has been determined based on its estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to commodity prices, discount rates, NAV multiples for gold assets, operating costs, exchange rates, capital expenditures, the LOM production profile, continued license to operate, evidence of value from current year disposals and for our projects the expected start of production. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the valuation of resources beyond what is included in LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the segments (level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the most recent LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to reserves and resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Pascua-Lama
The FVLCD for Pascua-Lama was determined by considering observable market values for comparable assets expressed as dollar per ounce of measured and indicated resources (level 3 of the fair value hierarchy). In the absence of a LOM plan for Pascua-Lama, we used the market approach. The observable market values were adjusted, where appropriate, for country risk if the comparable asset was in a different country.

Assumptions
Our gold price assumption used in our fourth quarter 2019 impairment testing is $1,300 per ounce. Our gold price assumption used in our 2018 impairment testing was $1,250 per ounce. The increase in the gold price assumption from 2018 was not considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2019	2018
Copper price per lb (long-term)	$3.00	$2.85
WACC - gold (range)	3%-7%	4%-11%
WACC - gold (avg)	4%	7%
WACC - copper	n/a	10%
NAV multiple - gold (avg)	1.2	1.05
LOM years - gold (avg)	19	15
Value per ounce of gold	$20 - $30	n/a
Value per ounce of silver	$0.28 - $0.42	n/a

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our life of mine plans, including the determination of reserves and resources, and the appropriate cost structure for the operating segments. The recoverable amount of the CGUs would be affected by these changes and also be impacted by other market factors such as changes in net asset value multiples and the value per ounce/pound of comparable market entities.

We performed a sensitivity analysis on each CGU that was tested as part of the goodwill impairment test, as well as those CGUs which have had an impairment or impairment reversal in recent years. We flexed the gold and copper prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions or a +/- $0.25 per pound change in copper price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold or copper prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold or copper prices and WACC. If the gold price per ounce was decreased by $100, a goodwill impairment of $529 million would be recognized for Loulo-Gounkoto and the fourth quarter 2019 impairment reversal at Pueblo Viejo would not be recognized. If the gold price was increased by $100 or the WACC was decreased by 1%, a full reversal of the $246 million non-current asset impairment at Veladero would be recognized. If the copper price per pound was decreased by $0.25, the non-current asset impairment reversal recognized for Lumwana in the third quarter of 2019 would have been lower by $390 million, with a similar increase in the copper price per pound resulting in an increase in the impairment reversal by $390 million.

In addition, for our Pascua-Lama project, we have determined our valuation based on a market approach. The key assumption that impacts the impairment calculations is the value per ounce of gold and per ounce of silver based on an analysis of comparable companies. We assumed a negative 10% change for the assumption of gold and silver value per ounce, while holding all other assumptions constant, and based on the results of the impairment testing performed in fourth quarter of 2019 for Pascua-Lama, the fair value of the CGU would have been reduced by approximately $40 million. We note that this sensitivity identifies the decrease in the value that, in isolation, would cause the carrying value of the CGU to exceed its recoverable amount. For Pascua-Lama, this value decrease is linear to the decrease in value per ounce.

The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2019	Carrying Value
Loulo-Gounkoto	$4,198
Lumwana	1,307
Veladero	692
Bulyanhulu	579
Pascua-Lama[1]	153
[1] The carrying value of Pascua-Lama is presented net of the Wheaton streaming liability of $253 million (refer to note 29).